SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                     INFORMATION REQUIRED IN PROXY STATEMENT
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         PILGRIM VARIABLE PRODUCTS TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)  Aggregate number of securities to which transaction applies:

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3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
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    2) Form, Schedule or Registration Statement No.:
                                                    --------------------
    3) Filing Party:
                    ----------------------------------------------------
    4) Date Filed:
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
                         PILGRIM VARIABLE PRODUCTS TRUST

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180


                                  July 24, 2000

Dear Shareholder:

         ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., the investment adviser to Pilgrim VP Growth Opportunities, Growth + Value, High Yield Bond, International Value, MagnaCap, MidCap Opportunities, Research Enhanced Index and SmallCap Opportunities Portfolios (collectively, the "Portfolios") of Pilgrim Variable Products Trust (the
"Trust"), is being acquired by the financial services firm ING Groep N.V. Headquartered in Amsterdam, ING is a global financial institution active in the fields of insurance, banking, and asset management.

         At the shareholder meeting on August 18, 2000, you will be asked to approve new advisory contracts and, as applicable, sub-advisory contracts to take effect after the acquisition. If approved, Pilgrim Investments will continue to manage the Portfolios following the transaction. Except for the dates, these new contracts are the same as those currently in effect. Approval of the new advisory and sub-advisory contracts is sought so that management of each Portfolio can continue uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction. At the shareholder meeting, you also will be asked to ratify the independent auditors and to elect new Trustees.

         After careful consideration, the Board of Trustees of the Trust unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN AUGUST 17, 2000.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        ROBERT W. STALLINGS
                                        Chief Executive Officer and President

                         PILGRIM VARIABLE PRODUCTS TRUST

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180


     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2000

To the Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of Pilgrim VP Growth Opportunities, Growth + Value, High Yield Bond, International Value, MagnaCap, MidCap Opportunities, Research Enhanced Index and SmallCap Opportunities Portfolios (collectively, the "Portfolios") of Pilgrim Variable Products Trust (the "Trust") will be held on August 18, 2000 at 9:30 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

     1. To elect eleven Trustees to serve until their successors are elected and qualified;

     2. To approve a new Investment Management Agreement between the Trust and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments;

     3. (a) For shareholders of Pilgrim VP International Value Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Brandes Investment Partners, L.P. ("Brandes") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to Brandes;

          (b) For shareholders of Pilgrim VP Research Enhanced Index Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim Investments and J.P. Morgan Investment Management Inc. ("J.P. Morgan") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to J.P. Morgan; and

          (c) For shareholders of Pilgrim VP Growth + Value Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Navellier Fund Management, Inc. ("Navellier") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee paid to Navellier;

     4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Portfolios for the fiscal year ending December 31, 2000; and

     5. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

         Shareholders of record at the close of business on June 28, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                              By Order of the Board of Trustees,

                                              /s/ James M. Hennessy

                                              JAMES M.  HENNESSY, Secretary

Dated: July 24, 2000

                         PILGRIM VARIABLE PRODUCTS TRUST

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004

                                 PROXY STATEMENT


          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2000

         A Special Meeting (the "Meeting") of Shareholders of Pilgrim VP Growth Opportunities, Growth + Value, High Yield Bond, International Value, MagnaCap, MidCap Opportunities, Research Enhanced Index and SmallCap Opportunities Portfolios (collectively, the "Portfolios") of Pilgrim Variable Products Trust (the "Trust") will be held on August 18, 2000 at 9:30 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

     1. To elect eleven Trustees to serve until their successors are elected and qualified;

     2. To approve a new Investment Management Agreement between the Trust and Pilgrim Investments, Inc. ("Pilgrim Investments") to reflect the acquisition of Pilgrim Investments by ING Groep N.V. ("ING"), with no change in the advisory fees payable to Pilgrim Investments;

     3. (a) For shareholders of Pilgrim VP International Value Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Brandes Investment Partners, L.P. ("Brandes") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to Brandes;

          (b) For shareholders of Pilgrim VP Research Enhanced Index Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim Investments and J.P. Morgan Investment Management Inc. ("J.P. Morgan") to reflect the acquisition of Pilgrim Investments by ING, with no change in the sub-advisory fee payable to J.P. Morgan; and

          (c) For shareholders of Pilgrim VP Growth + Value Portfolio, to approve a new Sub-Advisory Agreement between Pilgrim Investments and Navellier Fund Management, Inc. ("Navellier") to reflect the acquisition of Pilgrim Investments by ING, with no changes in the sub-advisory fee payable to Navellier;

     4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Portfolios for the fiscal year ending December 31, 2000; and

     5. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

         The date of the first mailing of this Proxy Statement is expected to be on or about July 24, 2000.

         The Board of Trustees is soliciting votes from shareholders of each Portfolio only with respect to the particular Proposals that affect that Portfolio. The following table identifies the Portfolios entitled to vote on each Proposal.

           PORTFOLIO        PROPOSAL 1   PROPOSAL 2   PROPOSAL 3(A)   PROPOSAL 3(B)   PROPOSAL 3(C)   PROPOSAL 4
           ---------        ----------   ----------   -------------   -------------   -------------   ----------
Growth Opportunities            X           X                                                             X
Growth + Value                  X           X                                               X             X
High Yield Bond                 X           X                                                             X
International Value             X           X             X                                               X
MagnaCap                        X           X                                                             X
MidCap Opportunities            X           X                                                             X
Research Enhanced Index         X           X                             X                               X
SmallCap Opportunities          X           X                                                             X

SOLICITATION OF PROXIES

         Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about July 24, 2000.

         The owners of the variable annuity and variable life products ("Variable Contract Owners") who have "Voting Rights" as described later in this proxy may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any Variable Contract Owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Trust that may be presented at the Meeting.

REPORTS TO SHAREHOLDERS

         The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Trust on request. Requests for such reports should be directed to Pilgrim Investments at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-0180.

                                GENERAL OVERVIEW

         On April 30, 2000, ReliaStar Financial Corp. ("ReliaStar") entered into an agreement (the "Transaction") to be acquired by ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking, and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. ING includes, among its numerous direct and indirect subsidiaries, Baring Asset Management, Inc. in Boston, Mass., ING Investment Management Advisors B.V. in The Hague, the Netherlands, Furman Selz Capital Management LLC in New York, N.Y., ING Investment Management LLC in Atlanta, Georgia, Baring International Investment Limited in London, England and Baring Asset Management (Asia) Limited in Hong Kong. Completion of the
Transaction is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds, and certain Pilgrim Fund shareholder and regulatory approvals. The closing of the Transaction is expected to occur during the third quarter of 2000.

         In the Transaction, ING will issue to stockholders of ReliaStar $54.00 in cash for each share of ReliaStar common stock held by them, subject to possible adjustments. On April 30, 2000, the total number of shares of ReliaStar outstanding was 89,502,477.

         Pilgrim is expected to remain intact after the Transaction. Pilgrim does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Portfolios as a result of the Transaction. ING's principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

         The Board of Trustees of the Trust has nominated eleven individuals (the "Nominees") for election to the Board. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected.

         All of the Nominees except for Al Burton, Jock Patton and Robert W. Stallings are currently Trustees of the Trust. Messrs. Burton, Patton and Stallings currently serve as Advisory Board Members of the Trust. As Advisory Board Members, Messrs. Burton, Patton and Stallings participate in board meetings for the Trust, but do not vote on matters pertaining to the Trust. Mr. Lipson, a current Trustee of the Trust, is not standing for election as a Trustee of the Trust.

         The Nominees are being nominated to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim Funds. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Trustees also considered the experience of each of the Nominees as trustees or directors of certain of the funds in the Pilgrim group of funds.

INFORMATION REGARDING NOMINEES

         Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") by virtue of that person's affiliation with the Trust or Pilgrim Investments or any of its affiliates. The address of each Nominee is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                       POSITION(S) TO BE
  NAME AND AGE        HELD WITH THE TRUST                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ------------        -------------------                  ----------------------------------------
Al Burton                   Trustee          President  of Al Burton  Productions  for more than the last
(Age 72)                                     five  years.  Mr.  Burton  is also a  Director,  Trustee  or
                                             Advisory  Board  Member  of each  of the  funds  managed  by
                                             Pilgrim Investments.

Paul S. Doherty             Trustee          President of Doherty,  Wallace,  Pillsbury and Murphy, P.C.,
(Age 66)                                     Attorneys.   Formerly  a   Director   of   Tambrands,   Inc.
                                             (1993-1998).  Mr.  Doherty is also a Director  or Trustee of each of the funds managed by Pilgrim Investments.

Robert B. Goode             Trustee          Retired.  Mr. Goode was formerly  Chairman,  American Direct
(Age 69)                                     Business Insurance Agency,  Inc.  (1996-2000).  Mr. Goode is
                                             also a Director  or Trustee of each of the funds  managed by
                                             Pilgrim Investments.

                       POSITION(S) TO BE
  NAME AND AGE        HELD WITH THE TRUST                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ------------        -------------------                  ----------------------------------------
Alan L. Gosule              Trustee          Partner  and  Chairman  of the Tax  Department  of  Clifford
(Age 59)                                     Chance,  Rogers  &  Wells  (since  1991).  Mr.  Gosule  is a
                                             Director of F.L.  Putnam  Investment  Management  Co., Inc.,
                                             Simpson Housing Limited Partnership,  Home Properties of New
                                             York,  Inc.,  CORE Cap,  Inc. and  Colonnade  Partners.  Mr.
                                             Gosule is also a  Director  or  Trustee of each of the funds managed by Pilgrim Investments.

Walter H. May               Trustee          Retired. Mr. May was formerly Managing Director and Director
(Age 63)                                     of  Marketing  for Piper  Jaffray,  Inc.  Mr.  May is also a
                                             Director or Trustee of each of the funds  managed by Pilgrim
                                             Investments.

Jock Patton                 Trustee          Private Investor.  Director of Hypercom  Corporation  (since
(Age 54)                                     January 1999) and JDA Software  Group,  Inc.  (since January
                                             1999). Mr. Patton is also a Director of Buick of Scottsdale,
                                             Inc.,  National  Airlines,  Inc.,  BG  Associates,  Inc., BK
                                             Entertainment,  Inc., Arizona Rotorcraft,  Inc. and Director
                                             and Chief  Executive  Officer of Rainbow  Multimedia  Group,
                                             Inc.   Mr.   Patton   was   formerly   Director   of  Stuart
                                             Entertainment,  Inc.,  Director of  Artisoft,  Inc.  (August
                                             1994-July  1998) and a President  and  Co-owner of StockVal,
                                             Inc.  (April  1993  -  June  1997).  Mr.  Patton  is  also a
                                             Director, Trustee, or a member of the Advisory Board of each of the funds managed by Pilgrim Investments.

David W.C. Putnam           Trustee          President,  Clerk and  Director  of F.L.  Putnam  Securities
(Age 60)                                     Company, Inc. and its affiliates (since 1978). Mr. Putnam is
                                             Director of Anchor  Investment  Management  Corporation  and
                                             President and Trustee of Anchor Capital  Accumulation Trust,
                                             Anchor  International  Bond Trust,  Anchor Gold and Currency
                                             Trust,  Anchor  Resources and  Commodities  Trust and Anchor
                                             Strategic Assets Trust. Mr. Putnam was formerly  Director of
                                             Trust  Realty Corp.  and Bow Ridge Mining Co. Mr.  Putnam is
                                             also a Director  or Trustee of each of the funds  managed by
                                             Pilgrim Investments.

John R. Smith               Trustee          President of New England Fiduciary Company (since 1991). Mr.
(Age 76)                                     Smith is Chairman  of  Massachusetts  Educational  Financing
                                             Authority  (since  1987),  Vice  Chairman  of  Massachusetts
                                             Health   and   Education    Authority   (since   1979)   and
                                             Vice-Chairman of MHI, Inc. (Massachusetts  Non-Profit Energy
                                             Purchasers  Consortium)  (since  1996).  Mr. Smith is also a
                                             Director or Trustee of each of the funds  managed by Pilgrim
                                             Investments.

*Robert W. Stallings        Trustee          Chairman,  Chief Executive  Officer and President of Pilgrim
(Age 51)                                     Group,   Inc.   ("Pilgrim  Group")  (since  December  1994);
                                             Chairman,  Pilgrim Investments and Pilgrim Securities,  Inc.
                                             ("Pilgrim  Securities") (since December 1994); President and
                                             Chief  Executive  Officer of Pilgrim  Funding,  Inc.  (since
                                             November 1999); and President and Chief Executive Officer of
                                             Pilgrim  Capital  Corporation  (since  October 1999) and its predecessors  (since August 1991).  Mr.  Stallings is also a
                                             Director, Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

                       POSITION(S) TO BE
  NAME AND AGE        HELD WITH THE TRUST                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ------------        -------------------                  ----------------------------------------
*John G. Turner             Trustee/         Chairman and Chief Executive Officer of ReliaStar  Financial
(Age 60)                    Chairman         Corp.   and  ReliaStar  Life  Insurance  Co.  (since  1993);
                                             Chairman of  ReliaStar  Life  Insurance  Company of New York
                                             (since 1995);  Chairman of Northern Life  Insurance  Company
                                             (since 1992). Mr. Turner was formerly  Director of Northstar
                                             Investment  Management  Corporation  and affiliates  (1993 -
                                             1999)  and  President  of  ReliaStar   Financial  Corp.  and
                                             ReliaStar Life Insurance Co. (1989-1991). Mr. Turner is also
                                             Chairman   of  each  of  the  funds   managed   by   Pilgrim
                                             Investments.

David W. Wallace            Trustee          Chairman of FECO  Engineered  Systems,  Inc. Mr.  Wallace is
(Age 76)                                     President  and  Trustee of the  Robert R. Young  Foundation,
                                             Governor  of the New  York  Hospital,  Trustee  of  Greenwit
                                             Hospital   and   Director  of  UMC   Electronics   and  Zurn
                                             Industries,  Inc. Mr. Wallace was formerly  Chairman of Lone
                                             Star  Industries and Putnam Trust Company,  and Chairman and
                                             Chief  Executive  Officer of Todd  Shipyards,  Bangor  Punta
                                             Corporation, and National Securities & Research Corporation.
                                             Mr.  Wallace  is also a  Director  or Trustee of each of the funds managed by Pilgrim Investments.

----------
* An "interested person" as defined in section 2(a)(19) of the 1940 Act.

         During the most recent fiscal year, the Board of Trustees of the Trust held five meetings. Each Trustee attended more than 75% of such meetings during the period the Trustee served as a Trustee.

COMMITTEES

         The Board of Trustees of the Trust has an Audit Committee whose function is to meet with the independent auditors for the Trust to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Committee currently consists of David W. Wallace, Paul S. Doherty, Robert B. Goode and John R. Smith. Mary A. Baldwin serves as an Advisory Board member of the Committee. Prior to November 16, 1999, the Committee consisted of David W. Wallace, Paul S. Doherty, Alan L. Gosule, Walker
H. May, and John R. Smith. During the year ended December 31, 1999, the Audit Committee met one time. Each member of the Audit Committee attended that meeting.

         The Board of Trustees of the Trust has a Valuation Committee whose function is to review the determination of the value of securities held by the Portfolios for which market quotations are not available. The Committee currently consists of David W.C. Putnam, Alan L. Gosule and Walter H. May. Al Burton and Jock Patton currently serve as Advisory Board Members of this Committee. Prior to November 16, 1999, the Committee consisted of Paul S. Doherty and Robert B. Goode. During the year ended December 31, 1999, the Valuation Committee did not meet.

         The Board of Trustees of the Trust has an Executive Committee to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee currently consists of John G. Turner and Walter H. May. The Executive Committee was created on January 27, 2000, and therefore did not meet during the fiscal year ended December 31, 1999.

         The Board of Trustees of the Trust has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of Walter H. May, Paul S.

Doherty and Robert B. Goode. Mary Baldwin and Al Burton serve as Advisory Board Members of this Committee. The Nominating Committee was created on November 16, 1999, and did not meet during the fiscal year ended December 31, 1999. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Trust.

         The Board of Trustees of the Trust does not have a Compensation Committee.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Trust currently pays each Trustee or Advisory Board Member who is not an "interested person" of Pilgrim Investments a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by Pilgrim Investments for which the Trustees serve in common as Directors or Trustees or as Advisory Board Members, if applicable. Certain of the Pilgrim Funds had different compensation schedules in place for the Trustees during portions of 1999.

         The following table sets forth the compensation paid to each of the Trustees of the Trust for the fiscal year ended December 31, 1999. Trustees who are interested persons of the Trust do not receive any compensation from the Trust. In the column headed "Total Compensation From Fund Complex Paid to Trustees," the number in parentheses indicates the total number of investment company boards of directors/trustees in the Pilgrim Fund complex on which the Trustee served during that year.

                             AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM
                                    PAID BY            COMPANIES IN FUND COMPLEX
NAME OF PERSON, POSITION       TRUST TO TRUSTEES           PAID TO TRUSTEES
------------------------       -----------------           ----------------

Paul S. Doherty                   $  1,592.33                 $  27,125
   Trustee                                                  (15 companies)

Robert B. Goode                   $  1,592.33                 $  26,625
   Trustee                                                  (15 companies)

Alan L. Gosule                    $     1,500                 $ 25,125
   Trustee                                                  (15 companies)

Mark L. Lipson (2)                $         0                 $       0
   Trustee                                                  (15 companies)

Walter H. May                     $  1,592.33                 $  27,125
   Trustee                                                  (15 companies)

David W. C. Putnam                $       702                 $  24,375
   Trustee                                                  (15 companies)

John R. Smith                     $  1,592.33                 $  27,125
   Trustee                                                  (15 companies)

John G. Turner (2)                $         0                 $       0
   Trustee                                                  (15 companies)

David W. Wallace                  $       702                 $  24,875
   Trustee                                                  (15 companies)

----------
(1)  Resigned as a Trustee effective November 16, 1999.
(2) "Interested person," as defined in the 1940 Act, because of affiliation with Pilgrim Investments.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of the Trust voting at the Meeting is required to approve the election of each Nominee for the Trust.

    THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
       RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER
                                PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                   APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

         Shareholders of the Trust are being asked to approve a new Investment Management Agreement (the "New Agreement") between the Trust and Pilgrim Investments. APPROVAL OF THE NEW AGREEMENT IS SOUGHT SO THAT THE MANAGEMENT OF EACH PORTFOLIO CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE CURRENT INVESTMENT MANAGEMENT AGREEMENT (THE "CURRENT AGREEMENT") MAY TERMINATE AUTOMATICALLY AS A RESULT OF THE TRANSACTION, WHICH IS DESCRIBED IN "GENERAL OVERVIEW" ABOVE.

         The Transaction between ReliaStar and ING is scheduled to close in September 2000. As a result of this Transaction, ReliaStar will become a wholly-owned subsidiary of ING America Insurance Holdings, Inc., a subsidiary of ING. Pilgrim Investments will remain a wholly-owned subsidiary of ReliaStar. The change in ownership of Pilgrim Investments resulting from this Transaction may be deemed under the 1940 Act to be an assignment of the Current Agreement. The Current Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between Pilgrim Investments and the Trust is proposed for approval by shareholders of each Portfolio. The New Agreement is attached as Appendix A to this proxy statement.

         Pilgrim Investments and representatives of ING have advised the Trust that currently no change is expected in the investment advisory and other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Portfolios under the Current Agreement will continue to be responsible under the New Agreement. Pilgrim Investments does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Portfolios or have any adverse effect on Pilgrim Investments' ability to fulfill its obligations to the Portfolios.

         The terms of the New Agreement are the same in all respects as the terms of the Current Agreement, except for the dates. The Current Agreement was last approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to the Current Agreement or interested persons of such parties, at a Meeting of the Board of Trustees held on April 27, 2000. Shareholders of each Portfolio last approved the Current Agreement on the following dates: for the Growth + Value, High Yield Bond, Research Enhanced Index and SmallCap Opportunities Portfolios on April 15, 1994; for the International Value Portfolio on April 30, 1997; and for the Growth Opportunities, MagnaCap, and MidCap Opportunities Portfolios on April 28, 2000.

         At the June 13, 2000 meeting of the Board of Trustees, the New Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not interested parties to the New Agreement or interested persons of such parties. The New Agreement as approved by the Board of Trustees is submitted for approval by the shareholders of the Portfolios. The New Agreement must be voted upon separately by each Portfolio.

         If the New Agreement is approved by shareholders, it will take effect immediately after the closing of the Transaction. The New Agreement will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year thereafter, provided that such continuance is approved annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Portfolios, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Trustees of the Trust).

         If the  shareholders  of any  Portfolio  should fail to approve the New
Agreement with respect to that Portfolio, the Transaction may not be consummated. If the Transaction is not consummated, Pilgrim Investments will continue to serve as adviser for all of the Portfolios under the Current Agreement.

THE TERMS OF THE NEW AGREEMENT

         The terms of the New Agreement will be the same in all respects as that of the respective Current Agreement, except for the dates. The New Agreement requires Pilgrim Investments to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of the Portfolios' assets and the purchase or sale of portfolio securities. Pilgrim Investments also provides investment research and analysis.

         There will be no increase in advisory fees for any of the Portfolios. The annual advisory fees under the New Agreement for each Portfolio are listed below:

            PORTFOLIO                                ADVISORY FEE
            ---------                                ------------

Growth + Value Portfolio, High          0.75%  of  the  first  $250  million  of
Yield Bond Portfolio, Research          aggregate  average  daily net  assets of
Enhanced Index Portfolio, and           the  Portfolio;  0.70% of the next  $250
SmallCap Opportunities Portfolio        million  of such  assets;  0.65%  of the
                                        next $250 million of such assets;  0.60%
                                        of the next $250 million of such assets;
                                        and 0.55% of the aggregate average daily net assets in excess of $1 billion.

International Value Portfolio           1.00% of  aggregate  average  daily  net
                                        assets.

MagnaCap Portfolio, Growth              0.75%  of  aggregate  average  daily net
Opportunities Portfolio and             assets of the Portfolio.
MidCap Opportunities Portfolio

         Like the Current Agreement, the New Agreement provides that Pilgrim Investments is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

         The New Agreement may be terminated by a Portfolio without penalty upon not less than 60 days' notice by the Board of Trustees, by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or by Pilgrim Investments. The New Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act)

INFORMATION ABOUT PILGRIM INVESTMENTS

         Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of May 31, 2000, Pilgrim Investments managed over $15.9 billion in assets. Pilgrim Investments is an indirect wholly-owned subsidiary of ReliaStar. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

         Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Portfolios. On April 30, 2000, Pilgrim Advisors, also an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments, and Pilgrim Investments is the surviving corporation from that merger.

         Pilgrim Investments' principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

         See Appendix B to this proxy statement for a list of the directors and principal executive officers of Pilgrim Investments and a list of other investment companies with similar investment objectives for which Pilgrim Investments acts as investment adviser. Appendix B to this proxy statement also identifies fees that have been paid by the Portfolios to certain affiliates of Pilgrim Investments during each Portfolio's most recent fiscal year.

                                                 AGGREGATE ADVISORY FEES PAID TO
             PORTFOLIO                                 PILGRIM INVESTMENTS
             ---------                                 -------------------

SmallCap Opportunities Portfolio (1)                       $ 269,393
Growth + Value Portfolio (2)                               $ 406,374
International Value Portfolio (3)                          $ 180,408
Research Enhanced Index Portfolio (4)                      $ 150,965
High Yield Bond Portfolio (5)                              $ 148,822
MagnaCap Portfolio (6)                                        N/A
MidCap Opportunities Portfolio (6)                            N/A
Growth Opportunities Portfolio (6)                            N/A

----------
(1)  Does not reflect expense reimbursement of $68,278.
(2)  Does not reflect expense reimbursement of $89,668.
(3)  Does not reflect expense reimbursement of $93,862.
(4)  Does not reflect expense reimbursement of $77,764.
(5) Does not reflect expense reimbursement of $61,195; formerly, the Emerging Growth Portfolio.
(6)  Commenced operations on April 30, 2000.

         From time to time, Pilgrim Investments receives brokerage and research services from brokers that execute securities transactions for certain of the Portfolios. The commission paid by a Portfolio to a broker that provides such services to Pilgrim Investments may be greater than the commission would be if the Portfolio used a broker that does not provide the same level of brokerage and research services. Additionally, Pilgrim Investments may use such services for clients other than the specific Portfolio or Portfolios from which the related commissions are derived.

EVALUATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the New Agreement and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Pilgrim Investments, considered various materials and representations provided by Pilgrim Investments and met with a representative of ING. The Independent Trustees were advised by independent legal counsel with respect to these matters.

         Information considered by the Trustees included, among other things, the following: (1) Pilgrim Investments' representation that it is expected to remain intact after the Transaction, and that the same persons currently responsible for management of the Portfolios are expected to continue to manage the Portfolios after the Transaction closes; (2) that the senior management personnel responsible for the management of Pilgrim Investments are expected to continue to be responsible for the management of Pilgrim Investments; (3) that the compensation to be received by Pilgrim Investments under the New Agreement is the same as the compensation paid under the Current Agreement; (4) ING America Insurance Holdings, Inc.'s representation that it will use reasonable best efforts to assure that an "unfair burden" (as defined in the 1940 Act) is not imposed on the Portfolios as a result of the Transaction; (5) the commonality of the terms and provisions of the New Agreement and Current Agreement; (6) ING's financial strength and commitment to the advisory business; and (7) Pilgrim Investments' representation that it will keep any expense limitation agreements in effect until at least October 31, 2001.

         Further, the Board of Trustees reviewed its determinations reached at the meeting of the Board of Trustees on April 27, 2000 respecting the Current Agreement and, with respect to the Current Agreement, (1) the nature and quality of the services rendered by Pilgrim Investments under the Agreement; (2) the fairness of the compensation payable to Pilgrim Investments under the Agreement;
(3) the results achieved by Pilgrim Investments for the Portfolios; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Pilgrim Investments. The Board also considered the services provided by Pilgrim Group, Inc. as administrator to the Portfolios and the fees received by Pilgrim Group, Inc. for such services.

         Based upon its review, the Board determined that, by approving the New Agreement, the Portfolios can best be assured that services from Pilgrim Investments will be provided without interruption. The Board also determined that the New Agreement is in the best interests of each Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Agreement and voted to recommend its approval by each Portfolio's shareholders.

         The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Pilgrim Investments will continue to manage the Portfolios pursuant to the Current Agreement.

VOTE REQUIRED

         Shareholders of each Portfolio must separately approve the New Agreement with respect to that Portfolio. Approval of this Proposal No. 2 by a Portfolio requires an affirmative vote of the lesser of (i) 67% or more of the Portfolio's shares present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

  THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT
         TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
                       APPROVAL OF SUB-ADVISORY AGREEMENTS
                  (INTERNATIONAL VALUE, RESEARCH ENHANCED INDEX
                       AND GROWTH + VALUE PORTFOLIOS ONLY)

         Shareholders of each Portfolio that is sub-advised by another investment advisory firm (each a "Sub-Advised Portfolio") are being asked to approve a new Sub-Advisory Agreement with the sub-adviser (each a "Sub-Adviser") for that Portfolio. SHAREHOLDER APPROVAL OF NEW SUB-ADVISORY AGREEMENTS (EACH A "NEW SUB-ADVISORY AGREEMENT") IS BEING SOUGHT SO THAT THE MANAGEMENT OF EACH SUB-ADVISED PORTFOLIO CAN CONTINUE UNINTERRUPTED AFTER THE TRANSACTION, BECAUSE THE TRANSACTION MAY TERMINATE AUTOMATICALLY THE CURRENT SUB-ADVISORY AGREEMENTS (EACH A "CURRENT SUB-ADVISORY AGREEMENT") FOR THE SUB-ADVISED PORTFOLIOS. The New Sub-Advisory Agreements are included as Appendices C, D, and E to this proxy statement.

         The following table lists the Portfolios for which approval is being sought and identifies the Sub-Adviser for that Portfolio. While the Board is seeking shareholder approval of the New Sub-Advisory Agreements, these Agreements do not restrict the Board's ability to terminate or replace the Sub-Adviser for a Portfolio at any time in the future, subject to any shareholder approval that may be required.

           PORTFOLIO                              SUB-ADVISER
           ---------                              -----------

Proposal 3(a):
International Value Portfolio             Brandes Investment Partners, L.P.

Proposal 3(b):
Research Enhanced Index Portfolio         J.P. Morgan Investment Management Inc.

Proposal 3(c):
Growth + Value Portfolio                  Navellier Fund Management, Inc.

         The New Sub-Advisory Agreements must be voted upon separately by each Sub-Advised Portfolio to which a New Sub-Advisory Agreement pertains. If a New Sub-Advisory Agreement is approved by shareholders of a Sub-Advised Portfolio, it will take effect immediately after the closing on the Transaction. It will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue in effect from year to year thereafter, provided that each such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the particular Portfolio, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" of any such party (other than as Trustees of the Trust).

         At the June 13, 2000 meeting of the Board of Trustees, each New Sub-Advisory Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not interested parties to the New Sub-Advisory Agreements or interested persons of such parties.

         If the shareholders of a Portfolio should fail to approve the New Sub-Advisory Agreement that pertains to that Portfolio, the Board of Trustees shall meet to consider appropriate action.

TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

         Each New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, requires the Sub-Adviser to provide, subject to supervision by the Board of Trustees and Pilgrim Investments, a continuous investment program for the Portfolio and to determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Portfolio, in accordance with the Portfolio's investment objectives, policies and restrictions.

         The fees payable to the Sub-Advisers, which are paid by Pilgrim Investments and not by the Sub-Advised Portfolios, will remain the same under the New Sub-Advisory Agreements. The sub-advisory fees are set forth below:

                 FUND                                   SUB-ADVISORY FEE
                 ----                                   ----------------
Research Enhanced Index Portfolio      0.20% of the Portfolio's average daily net assets.
Growth + Value Portfolio               0.35% of the Portfolio's average daily net assets.
International Value Portfolio          0.50% of the Portfolio's average daily net assets.

         Like the Current Sub-Advisory Agreements, each New Sub-Advisory Agreement provides that the Sub-Adviser is not subject to liability for any damages, expenses, or losses to the Sub-Advised Portfolio connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

         The termination provisions of the New Sub-Advisory Agreements are the same as those of the Current Sub-Advisory Agreements. Each such Agreement may be terminated by Pilgrim Investments or a Portfolio upon the vote of a majority of the Board of Trustees of the Trust or a majority of the outstanding shares of the applicable Portfolio, upon 60 days' written notice and by the Sub-Adviser upon 60 days' written notice. With respect to the New Sub-Advisory Agreement for the Research Enhanced Index Portfolio, the Agreement may be terminated by Pilgrim Investments upon 60 days' written notice and also terminates automatically five business days after the Sub-Adviser receives notice of the termination of the Investment Management Agreement between the Trust and Pilgrim Investments. Each New Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INFORMATION ABOUT BRANDES INVESTMENT PARTNERS, L.P.

         Brandes Investment Partners, L.P. ("Brandes") serves as Sub-Adviser to the International Value Portfolio. Brandes was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc., which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $33 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

         Brandes has managed the International Value Portfolio pursuant to a Sub-Advisory Agreement dated July 24, 1997. The Sub-Advisory Agreement was last approved by the Board of Trustees on April 27, 2000. For the fiscal year ended December 31, 1999, Brandes was paid sub-advisory fees of $0. Brandes has agreed to waive all compensation until the Portfolio's assets exceed $50 million.


INFORMATION ABOUT J.P.  MORGAN INVESTMENT MANAGEMENT INC.

         J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as Sub-Adviser to the Research Enhanced Index Portfolio. J.P. Morgan was formed in May 1984 and evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $349 billion for institutions and pension funds. The company is a wholly-owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

         J.P. Morgan has managed the Research Enhanced Index Portfolio pursuant to a Sub-Advisory Agreement dated April 30, 1999. The Sub-Advisory Agreement was last approved by the Board of Trustees on April 27, 2000 and was approved by shareholders of the Portfolio on April 8, 1999. For the fiscal year ended December 31, 1999, J.P. Morgan was paid sub-advisory fees of $32,985. For a list of other investment companies managed by J.P. Morgan with an investment objective similar to that of the Research Enhanced Index Portfolio, see Appendix F.

INFORMATION ABOUT NAVELLIER FUND MANAGEMENT, INC.

         Navellier Fund Management, Inc. ("Navellier") serves as Sub-Adviser to the Growth + Value Portfolio. Navellier and its affiliate, Navellier & Associates, Inc., manages over $5 billion for institutions, pension funds, and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.

         Navellier has managed the Growth + Value Portfolio pursuant to a Sub-Advisory Agreement dated February 1, 1996. The Sub-Advisory Agreement was last approved by the Board of Trustees on April 27, 2000, and by shareholders of the Portfolio on January 31, 1996. For the fiscal year ended December 31, 1999, Navellier was paid sub-advisory fees of $177,138.

RECOMMENDATION OF TRUSTEES

         In determining whether or not it was appropriate to approve the New Sub-Advisory Agreement for each Portfolio and to recommend approval to shareholders, the Board of Trustees considered, among other things, the fact that the Sub-Advised Portfolios will continue to be managed by the same Sub-Advisers, that the compensation to be received by the Sub-Advisers under the New Sub-Advisory Agreements is the same as the compensation paid under the Current Sub-Advisory Agreements, and that the Transaction is not expected to have any effect on services rendered by the Sub-Advisers. Further, the Board of Trustees reviewed its determinations reached at the meetings of the Board of Trustees held on April 27, 2000 respecting the Current Sub-Advisory Agreements and, with respect to the Current Sub-Advisory Agreements, (1) the nature and quality of the services rendered by the Sub-Advisers under the Agreements; (2) the fairness of the compensation payable to the Sub-Advisers under the Agreements; (3) the results achieved by the Sub-Advisers for the Portfolios; and
(4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of the Sub-Advisers.

         Based upon its review, the Board has determined that, by approving the New Sub-Advisory Agreements, the Sub-Advised Portfolios can best be assured that services from the Sub-Advisers will be provided without interruption. The Board believes that retaining the Sub-Advisers is in the best interests of the Sub-Advised Portfolios and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Sub-Advisory Agreements and voted to recommend its approval by each Portfolio's shareholders.

         The effectiveness of this Proposal No. 3 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, each Sub-Adviser will continue to manage the respective Sub-Advised Portfolio pursuant to the Current Sub-Advisory Agreements.

VOTE REQUIRED

         Shareholders of each Sub-Advised Portfolio must separately approve the respective New Sub-Advisory Agreement with respect to that Portfolio. Approval of this Proposal No. 3 by a Portfolio requires an affirmative vote of the lesser of (i) 67% or more of the Portfolio's shares present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

    THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES,
              RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

         Shareholders are being asked to ratify the selection of the accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to act as the independent auditors for the Trust for the fiscal year ending December 31, 2000.

         At a meeting of the Board held on January 27, 2000, the Board of Trustees of the Trust, including a majority of Trustees who are not "interested persons" as defined in the 1940 Act, as well as the Trustees who were members of the Audit Committee, selected PricewaterhouseCoopers to act as the independent auditors for the fiscal year ending December 31, 2000.

         PricewaterhouseCoopers has served as independent auditors for the Trust with respect to its financial statements for the fiscal years ended December 31, 1994 through December 31, 1999.

         PricewaterhouseCoopers has advised the Trust that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Trust. PricewaterhouseCoopers has further informed the Board that certain PricewaterhouseCoopers professionals had investments in certain Pilgrim Funds during a period in which PricewaterhouseCoopers was performing audit services for the Pilgrim Funds and during the period of the firm's engagement to conduct the audit, but that none of those professionals performed services for the Pilgrim Funds. PricewaterhouseCoopers also informed the Board that the circumstances that caused the violations no longer existed. Representatives of PricewaterhouseCoopers are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of the Trust voted at the Meeting is required to approve this Proposal No. 4.


    THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES,
              RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Portfolios does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT

         ING America Insurance Holdings, Inc. and ReliaStar, the indirect parent company of Pilgrim Investments, have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act of 1940. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act of 1940, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of directors/trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act of 1940.

VOTING RIGHTS

         Shares of the Portfolios of the Trust are currently offered to separate accounts ("Separate Accounts") of insurance companies that are affiliated with each other: ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company"), Northern Life Insurance Company and ReliaStar Life Insurance Company of New York (the "Affiliated Insurance Companies"). The Portfolios serve as investment vehicles for variable annuity and variable life products ("Variable Contracts") issued by the Affiliated Insurance Companies.

         In accordance with current law, the Affiliated Insurance Companies will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in each Separate Account in proportion to the voting instructions received. Each Affiliated Insurance Company is required to vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from Variable Contract Owners. Each Affiliated Insurance Company is also required to vote shares of the Portfolio held in each of their respective Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held by that Separate Account for which it has received instructions. Shares held by an Affiliated Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate
Accounts  in  the  aggregate.   Variable   Contract  Owners  permitted  to  give
instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof will be determined as of the record date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that the Affiliated Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

         Each share of each Portfolio is entitled to one vote. Variable Contract Owners of each Portfolio at the close of business on June 28, 2000 (the "Record Date") will be entitled to be present and to give voting instructions for the Portfolio at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Portfolios had the following shares outstanding:

                   PORTFOLIO                         SHARES OUTSTANDING
                   ---------                         ------------------

         Growth Opportunities Portfolio                  121,276.575
         Growth + Value Portfolio                      3,808,292.277
         High Yield Bond Portfolio                     3,312,300.039
         International Value Portfolio                 1,875,493.974
         MagnaCap Portfolio                               14,250.471
         MidCap Opportunities Portfolio                   31,735.739
         Research Enhanced Index Portfolio             5,747,073.897
         SmallCap Opportunities Portfolio              3,872,073.428

         To the knowledge of the Portfolios, as of May 31, 2000, no current Trustee of the Portfolios owned 1% or more of the outstanding shares of any Portfolio and the officers and Trustees of the Portfolios own, as a group, less than 1% of the shares of each Portfolio. As of June 28, 2000, there were persons that, to the knowledge of the Portfolios, owned Variable Contracts or Contracts that entitled the person to give voting instructions with respect to 5% or more of the outstanding shares of any Portfolio.

         A majority of the outstanding shares of the Trust on the Record Date, present in person or represented by proxy (including the Affiliated Insurance Companies), must be present to constitute a quorum.

         If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

EXPENSES

         Pilgrim Investments or an affiliate, or ING, will pay the expenses of the Trust in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The Portfolios will not bear the expenses of the proxy statement.

ADVISER AND DISTRIBUTOR

         Pilgrim Investments is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, and serves as the investment adviser to each of the Portfolios. Pilgrim Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Distributor for each of the Portfolios.

EXECUTIVE OFFICERS OF THE TRUST

         Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Trust, together with such person's position with the Trust and principal occupation for the last five years, are listed on Appendix G attached hereto.

SHAREHOLDER PROPOSALS

         The Portfolios are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                             /s/ James Hennessy

                                             JAMES M.  HENNESSY, Secretary

July 24, 2000

40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004
(800) 992-0180

                                  EXHIBIT LIST


APPENDIX                          DESCRIPTION
--------                          -----------

    A Investment Management Agreement between the Trust and Pilgrim Investments, Inc.

    B       Information regarding Pilgrim Investments, Inc.

    C       Sub-Advisory Agreement for the Pilgrim VP International Value
            Portfolio

    D       Sub-Advisory Agreement for the Pilgrim VP Research Enhanced Index
            Portfolio

    E       Sub-Advisory Agreement for the Pilgrim VP Growth + Value Portfolio

    F Information regarding Brandes Investment Partners, LP. and J.P. Morgan Investment Management Inc.

    G       Officers of the Trust

                                                                      APPENDIX A

       INVESTMENT MANAGEMENT AGREEMENT FOR PILGRIM VARIABLE PRODUCTS TRUST (GROWTH OPPORTUNITIES, GROWTH + VALUE, HIGH YIELD BOND, INTERNATIONAL VALUE,
          MAGNACAP, MIDCAP OPPORTUNITIES, RESEARCH ENHANCED INDEX AND
                       SMALLCAP OPPORTUNITIES PORTFOLIOS)

                         PILGRIM VARIABLE PRODUCTS TRUST
                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT, dated this __ day of September 2000, by and between PILGRIM VARIABLE PRODUCTS TRUST, a Massachusetts business trust, (the "Trust") and PILGRIM INVESTMENTS, INC., a Delaware business corporation (the "Manager").

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and assets; and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, the Trust has retained the Manager to render investment advisory services to certain series of the Trust identified in Schedule A (each a "Fund" and collectively the "Funds").

NOW, THEREFORE, the parties agree as follows:

     1. The Trust hereby appoints the Manager to act as investment adviser to the Trust and the Funds for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services described, for the compensation provided, in this Agreement.

     2. Subject to the supervision of the Trustees, the Manager shall manage the investment operations of the Funds and the composition of each Fund's portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Fund's investment objectives, policies and restrictions as stated in the Trust's Prospectus and Statement of Additional Information (as defined below) subject to the following understandings:

          (a) The Manager shall provide supervision of each Fund's investments and determine from time to time what investments will be made, held or disposed of or what securities will be purchased and retained, sold or loaned by each Fund, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Manager shall use its best judgment in the performance of its duties under this Agreement.

         (c) The Manager, in the performance of its duties and obligations under this Agreement, shall (i) act in conformity with the Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust, with the instructions and directions of the Trustees and (ii) conform to and comply with the requirements of the Investment Company Act and all other applicable federal and state laws and regulations.

         (d) (i) The Manager shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. In providing each Fund with investment supervision, the Manager will give primary consideration to securing the most favorable price and efficient execution. The Manager may also consider the financial responsibility, research and investment information and other services and research related products provided by brokers or dealers who may effect or be a party to any such transactions or other transactions to which other clients of the Manager may be a party. The Funds recognize that the services and research related products provided by such brokers may be useful to the Manager in connection with its services to other clients.

               (ii) When the Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

         (e) The Manager shall maintain, or cause to be maintained, all books and records required under the Investment Company Act to the extent not maintained by the custodian of the Trust. The Manager shall render to the Trustees such periodic and special reports as the Trustees may reasonably request.

         (f) The Manager shall provide the Trust's custodian on each business day information relating to all transactions concerning each Fund's assets.

         (g) The investment management services of the Manager to the Trust and to each Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

     3. The Trust has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust, as amended, as filed with the Secretary of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as further amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees authorizing the appointment of the Manager and approving this Agreement on behalf of the Trust and each Fund;

         (d) Registration Statement on Form N-lA under the Investment Company Act and the Securities Act of 1933, as amended from time to time (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission"), relating to the Trust and shares of beneficial interest of each Fund and all amendments thereto.

         (e) Notification of Registration of the Trust under the Investment Company Act on Form N-8A as filed with the Commission and all amendments thereto;

         (f) Prospectus and Statement of Additional Information included in the Registration Statement, as amended from time to time. All references to this Agreement, the Prospectus and the Statement of Additional Information shall be to such documents as most recently amended or supplemented and in effect.

     4. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust and/or the Funds to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through such directors, officers or employees of the Manager.

     5. The Manager agrees that all records which it maintains for the Trust and/or the Funds are property of the Trust and/or the Funds. The Manager will surrender promptly to the Trust and/or the Funds any such records upon either the Trust's or a Fund's request. The Manager further agrees to preserve such records for the periods prescribed in Rule 3la-2 of the Commission under the Investment Company Act.

     6. In connection with the services rendered by the Manager under this Agreement, the Manager will pay all of the following expenses:

         (a) the salaries and expenses of all personnel of the Trust, the Funds and the Manager required to perform the services to be provided pursuant to this Agreement, except the fees of the trustees who are not affiliated persons of the Manager, and

         (b) all expenses incurred by the Manager, the Trust or by the Funds in connection with the performance of the Manager's responsibilities hereunder, other than brokers' commissions and any issue or transfer taxes chargeable to each respective Fund in connection with its securities transactions.

     7. For the services provided and the expenses assumed pursuant to this Agreement, the Pilgrim VP SmallCap Opportunities Portfolio, the Pilgrim VP Growth + Value Portfolio, the Pilgrim VP Research Enhanced Index Portfolio, and the Pilgrim VP High Yield Bond Portfolio will pay to the Manager as compensation a fee accrued daily and paid monthly at the annual rate of 0.75% of the first $250,000,000 of aggregate average daily net assets of the Fund; 0.70% of the next $250,000,000 of such assets; 0.65% of the next $250,000,000 of such assets; 0.60% of the next $250,000,000 of such assets and 0.55% of the remaining aggregate average daily net assets of the Fund in excess of $1,000,000,000. The Pilgrim VP International Value Portfolio will pay to the Manager as compensation a fee accrued daily and paid monthly at the annual rate of 1.00% of aggregate average daily net assets of the Fund. The Pilgrim VP MagnaCap Portfolio, the Pilgrim VP Growth Opportunities Portfolio and the Pilgrim VP MidCap Opportunities Portfolio will each pay to the Manager as compensation a fee accrued daily and paid monthly at the annual rate of 0.75% of aggregate average daily net assets of the Fund.

     8. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust and/or a Fund in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. Generally, this Agreement shall continue in effect for an initial period of two years from the date of adoption by the Trust on behalf of a particular Fund and shall continue in effect thereafter for so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Trust acting separately on behalf of each Fund, who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Trust or the holders of a majority of the outstanding voting securities of each respective Fund; provided however, that this Agreement may be terminated by the Trust, on behalf of a Fund at any time, without the payment of any penalty, by the Trustees acting on behalf of a Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of a Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment provided that a transaction which does not, under the Investment Company Act, result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement.

     10. This agreement shall terminate automatically in the event of its assignment; the term "assignment" for this purpose shall have the meaning defined in Section 2(a)(4) of the Investment Company Act.

     11. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a trustee, officer or employee of the Trust and/or the Funds to engage in any other business or to devote his time and attention in part to the management or other aspect of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other person or entity.

     12. During the term of this Agreement, the Trust and each Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of each Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt. In the event of termination of the Agreement, the Trust and/or each Fund will continue to furnish to the Manager such other information relating to the business affairs of the Trust and/or each Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     13. This Agreement may be amended by mutual agreement, but only after authorization of such amendments by the affirmative vote of (i) the holders of the majority of the outstanding voting securities of each Fund and (ii) a majority of the members of the Trustees who are not interested persons of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     14. The Manager, the Trust and the Funds each agree that the name "Pilgrim" is proprietary to, and a property right of, the Manager. The Trust and the Funds agree and consent that (i) each will only use the name "Pilgrim" as part of its name and for no other purpose, (ii) each will not purport to grant any third party the right to use the name "Pilgrim" and (iii) upon the termination of this Agreement, the Trust and the Funds shall, upon the request of the Manager, cease to use the name "Pilgrim," and shall use its best efforts to cause its officers, trustees and shareholders to take any and all actions which the Manager may request to effect the foregoing.

     15. Any notice or other communications required to be given pursuant to this Agreement shall be deemed to be given if delivered or mailed by registered mail, postage paid, (1) to the Manager at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004; or (2) to the Trust and/or the Funds at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     16. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. The terms "interested person", "assignment", and "vote of the majority of the outstanding securities" shall have the meaning set forth in the Investment Company Act.

     17. The Declaration of Trust, establishing the Trust, dated December 17, 1993, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Pilgrim Variable Products Trust" refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder, officer, employee or agent of the Trust and/or the Funds may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the Trust property only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year written above.

                                       PILGRIM VARIABLE PRODUCTS TRUST


                                       By:
                                          --------------------------------------


                                       PILGRIM INVESTMENTS, INC.


                                       By:
                                          --------------------------------------

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT MANAGEMENT AGREEMENT
                                     BETWEEN
                         PILGRIM VARIABLE PRODUCTS TRUST
                                       AND
                            PILGRIM INVESTMENTS, INC.

              FUNDS

Pilgrim VP MagnaCap Portfolio

Pilgrim VP Research Enhanced Index Portfolio

Pilgrim VP Growth Opportunities Portfolio

Pilgrim VP MidCap Opportunities Portfolio

Pilgrim VP Growth + Value Portfolio

Pilgrim VP SmallCap Opportunities Portfolio

Pilgrim VP International Value Portfolio

Pilgrim VP High Yield Bond Portfolio

                                                                      APPENDIX B

                 INFORMATION REGARDING PILGRIM INVESTMENTS, INC.

1.     DIRECTOR AND PRINCIPAL EXECUTIVE OFFICERS OF PILGRIM INVESTMENTS, INC.

       Set forth below is the name and principal occupation of the principal executive officer and each director of Pilgrim Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                                POSITION WITH
        NAME AND AGE         PILGRIM INVESTMENTS             PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
        ------------         -------------------             -----------------------------------------------
Robert W. Stallings (51)    Chairman of the Board    Chairman,  Chief  Executive  Officer  and  President  of Pilgrim
                            of Directors             Group, Inc.  ("Pilgrim Group") (since December 1994);  Chairman,
                                                     Pilgrim  Investments,  Inc. ("Pilgrim  Investments") and Pilgrim
                                                     Securities,  Inc. ("Pilgrim  Securities") (since December 1994);
                                                     President and Chief Executive  Officer of Pilgrim Funding,  Inc.
                                                     (since  November  1999);   and  President  and  Chief  Executive
                                                     Officer of Pilgrim Capital  Corporation (since October 1999) and its  predecessors  (since August 1991).  Mr. Stallings is also a
                                                     Director,  Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

James R. Reis (42)          Director, Vice           Director,  Vice Chairman (since  December 1994),  Executive Vice
                            Chairman, Executive      President (since April 1995), and Director of Senior Lending and
                            Vice President and       Structured Finance (since April 1998), Pilgrim Group and Pilgrim
                            Director of Senior       Investments;  Director  (since  December 1994) and Vice Chairman
                            Lending and              (since  November  1995),  Pilgrim  Securities;   Executive  Vice
                            Structured               President,  Assistant  Secretary  and Chief  Credit  Officer  of
                            Finance                  Pilgrim Prime Rate Trust; Executive Vice President and Assistant
                                                     Secretary of each of the other Pilgrim Funds.  Presently  serves or has served as an officer or director of other  affiliates  of
                                                     Pilgrim Capital Corporation.

Stanley D. Vyner (49)       President and Chief      President  and Chief  Executive  Officer  (since  August  1996),
                            Executive Officer        Pilgrim  Investments;  Executive  Vice  President of most of the
                                                     Pilgrim  Funds  (since  July  1996).  Formerly  Chief  Executive
                                                     Officer  (November 1993 - December 1995),  HSBC Asset Management
                                                     Americas, Inc.

B. FEES PAID TO PILGRIM GROUP, INC. (1)

                                                  ADMINISTRATIVE
                                                   FEES PAID TO
             FUND                              PILGRIM GROUP, INC.(2)
             ----                              -------------------
Growth Opportunities (2)                                N/A
Growth + Value                                        $406,374
High Yield Bond                                       $148,822
International Value                                   $180,408
MagnaCap (2)                                            N/A
MidCap Opportunities (2)                                N/A
Research Enhanced Index                               $150,965
SmallCap Opportunities (3)                            $269,393

----------
(1)  For the fiscal year ended December 31, 1999.
(2)  The  inception   date  for  Growth   Opportunities,   MagnaCap  and  MidCap
     Opportunities Portfolios was April 30, 2000.
(3)  Formerly Emerging Growth Portfolio.
(4) Amounts include fees paid to the Trust's former administrator, which was affiliated with the Trust's former investment adviser.

C. THE FOLLOWING IS A LIST OF INVESTMENT COMPANIES ADVISED BY PILGRIM INVESTMENTS WITH INVESTMENT OBJECTIVES THAT ARE SUBSTANTIALLY SIMILAR TO THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS:

                             AMOUNT OF ASSETS
FUND                          AS OF 06/30/00               ANNUAL INVESTMENT ADVISORY FEE          EXPENSE LIMIT
----                          --------------               ------------------------------          -------------
Pilgrim Growth                $  778,954,103      0.75% of the Fund's average daily net assets.         N/A
Opportunities Fund

Pilgrim Growth +              $  829,374,774      1.00% of the Fund's average daily net assets.         N/A
Value Fund

Pilgrim High Yield Fund       $  304,377,864      0.60% of the Fund's average daily net assets.    Class A-- 1.10%
                                                                                                   Class B-- 1.85%
                                                                                                   Class C-- 1.85%
                                                                                                   Class M-- 1.60%
                                                                                                   Class Q-- 1.10%
                                                                                                   Class T-- N/A

Pilgrim High Yield Fund II    $  199,176,601      0.60% of the Fund's average net assets           Class A-- 1.10%
                                                                                                   Class B-- 1.75%
                                                                                                   Class C-- 1.75%
                                                                                                   Class M-- N/A
                                                                                                   Class Q-- 1.00%
                                                                                                   Class T-- 1.40%

Pilgrim International         $   87,888,882      1.00% of the first $500 million of the           Class A-- 1.95%
Core Growth Fund                                  Fund's average net assets, 0.90% of the          Class B-- 2.60%
                                                  next $500 million of average net assets,         Class C -- 2.60%
                                                  and 0.85% of the average net assets in           Class M -- N/A
                                                  excess of $1 billion                             Class Q-- 1.65%
                                                                                                   Class T-- N/A

                             AMOUNT OF ASSETS
FUND                          AS OF 06/30/00               ANNUAL INVESTMENT ADVISORY FEE          EXPENSE LIMIT
----                          --------------               ------------------------------          -------------
Pilgrim International         $1,829,423,426      1.00% of the Fund's average daily net assets.         N/A
Value Fund

Pilgrim MagnaCap Fund         $  417,874,912      1.00% of the Fund's average daily net assets          N/A
                                                  on the first $30 million of net assets.  The
                                                  annual rate is reduced to 0.75% on net assets
                                                  from $30 million to $250 million; to 0.625% on
                                                  net assets from $250 million to $500 million;
                                                  and to 0.50% on net assets over $500 million

Pilgrim MidCap Growth Fund    $  541,536,373      0.75% of the first $500 million of the Fund's    Class A-- 1.60%
                                                  average net assets, 0.675% of the next $500      Class B-- 2.25%
                                                  million of average net assets, and 0.65% of      Class C-- 2.25%
                                                  the average net assets in excess of $1 billion   Class M-- N/A
                                                                                                   Class Q-- 1.25%
                                                                                                   Class T-- N/A

Pilgrim Mid-Cap               $  149,364,427      1.00% of the Fund's average daily net assets          N/A
Opportunities Fund

Pilgrim Research Enhanced     $  249,818,841      0.70% of the Fund's average daily net assets          N/A
Index Fund
Pilgrim SmallCap Growth       $  506,545,132      1.00% of the Fund's average net assets           Class A-- 1.95%
Fund                                                                                               Class B-- 2.60%
                                                                                                   Class C-- 2.60%
                                                                                                   Class M-- N/A
                                                                                                   Class Q-- 1.50%
                                                                                                   Class T-- N/A

Pilgrim SmallCap              $  700,093,745      0.75% of the Fund's average daily net assets          N/A
Opportunities Fund

                                                                      APPENDIX C

          SUB-ADVISORY AGREEMENT WITH BRANDES INVESTMENT PARTNERS, L.P.
                   (PILGRIM VP INTERNATIONAL VALUE PORTFOLIO)

                             SUB-ADVISORY AGREEMENT
                    PILGRIM VP INTERNATIONAL VALUE PORTFOLIO

     AGREEMENT made this ___th day of September 2000, by and between Pilgrim Investments, Inc., Delaware Corporation (hereinafter the "Manager"), investment adviser for the Pilgrim VP International Value Portfolio (the "Fund"), a series of the Pilgrim Variable Products Trust (the "Trust"), and Brandes Investment Partners, L.P., a California limited partnership (hereinafter the "Sub-Adviser").

     WHEREAS, the Manager has been retained by the Trust on behalf of the Fund to provide investment advisory services to the Fund pursuant to an Investment Management Agreement made on this ___th day of September 2000 (the "Investment Management Agreement"); and

     WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund's shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Fund pursuant to this Sub-Advisory Agreement with the Manager and the Sub-Adviser is willing to perform such services for the Fund;

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

     1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided

     2. DUTIES OF SUB-ADVISER. The Manager hereby authorizes Sub-Adviser to manage the investment and reinvestment of cash and investments comprising those assets of the Fund with power on behalf of and in the name of the Fund at Sub-Adviser's discretion, subject at all times to the supervision of the Manager and the Trustees of the Fund:

          (a) to direct the purchase, subscription or other acquisition, and the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Fund and the Manager written reports of the composition of the portfolio of the Fund as often as the Manager or the Trustees of the Fund shall reasonably require;

          (b) to make all decisions relating to the manner, method, and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

          (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided the Sub-Adviser shall have no authority to direct the transfer of the Fund's funds or assets to itself or other affiliated persons and shall have no authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

          (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Fund or the Manager may give in writing to the Sub-Adviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated herein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Manager or the Sub-Adviser (provided that such directions would not cause the Sub-Adviser to violate any fiduciary duties or any laws with regard to the Sub-Adviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Manager shall have the right to direct the Sub-Adviser to place trades through brokers and other agents of the Manager's choice, subject to such brokers or agents executing such trades on a "best execution basis", i.e. at the best price and/or with research or other services which render that broker's services the most appropriate for the Sub-Adviser's needs, and further that the Sub-Adviser is satisfied that the dealing and execution quality of such brokers are satisfactory to the Sub-Adviser; and PROVIDED FURTHER that nothing herein shall be construed as giving the Sub-Adviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

          The  Manager  shall  monitor  and  review  the   performance   of  the
Sub-Adviser under this Agreement, including but not limited to the Sub-Adviser's performance of the duties delineated in subparagraphs (a)-(d) above.

          The  Sub-Adviser   further  agrees  that,  in  performing  its  duties
hereunder, it will:

          (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended, (the "Code") and all other applicable federal and state laws and regulations, the Prospectus and Statement of Additional Information for the Fund, and with any applicable procedures adopted by the Trustees in writing and made available to Sub-Adviser; (ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder, and (iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

          (b) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Sub-Adviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Sub-Adviser's own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

          (c) make available to the Fund's administrator, Pilgrim Group, Inc. (the "Administrator"), the Manager, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager, the Administrator and the Fund in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

          (d) immediately notify the Manager and the Fund in the event that the Sub-Adviser or any of its affiliates (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Fund and the Manager immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein respecting or relating to the Sub-Adviser that becomes untrue in any material respect. The Manager shall likewise immediately notify the Sub-Adviser if it becomes aware of any regulatory action of the type described in this subparagraph 2(d) respecting or relating to the Fund, the Manager, or any Affiliates of the Manager.

     3. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its partners, officers and employees, and other internal operating costs. The Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Manager or the Sub-Adviser) including, without limitation:

          (a) the costs incurred by the Fund in the preparation and printing of its Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

          (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

          (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

          (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

          (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

          (f) the fees of any stock exchange or over-the-counter market on which the shares may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

          (g) the fees and expenses (if any) payable to Trustees;

          (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

          (i) the expenses of publishing details and prices of shares in newspapers and other publications;

          (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

          (k) all Trustees communication costs; and

          (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. COMPENSATION. The Sub-Adviser agrees to waive all compensation until the Fund's net assets exceed $50 million. After the Fund's net assets exceed $50 million, the Manager will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to fifty (50) percent of the management fee that the Fund pays the Manager.

     5. BOOKS AND RECORDS. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Sub-Adviser shall exercise its best business judgment and reasonable care in rendering the services provided by it under this Sub-Advisory Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by the Manager in connection with the matters to which this Sub-Advisory Agreement relates, provided that nothing in this Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against liability to the Fund or to holders of the Fund's shares or to the Manager to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Sub-Advisory Agreement. As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services for the Fund.

     7. SERVICES NOT EXCLUSIVE. It is understood that, except as may otherwise be agreed by the Manager and the Sub-Adviser, the services of the Sub-Adviser are not exclusive. The Sub-Adviser is not required to recommend to the Fund the same investments it recommends to its other clients. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its partners officers or employees shall act as principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     8. DURATION AND TERMINATION. This Sub-Advisory Agreement shall continue in effect for a period of two years unless sooner terminated as provided herein and shall continue automatically for successive annual periods provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Trustees of the Trust or the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Notwithstanding the foregoing, this Sub-Advisory Agreement may be terminated: (a) at any time without penalty by the Fund or Manager upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities (as defined in the 1940
Act), upon sixty (60) days' written notice to the Sub-Adviser, or (b) by the Sub-Adviser at any time without penalty, upon (60) days' written notice to the Fund or Manager. This Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Management Agreement.

     9. AMENDMENTS. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Sub-Advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. INDEMNIFICATION. (a) The Manager hereby agrees to indemnify the Sub-Adviser from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Sub-Adviser failing to meet the standard of care required hereunder in the performance by the Sub-Adviser of, or its failure to perform, the services required hereunder), arising from:
(i) the Manager's (or its affiliates' and their respective agents' and employees') failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; (ii) claims arising from any wrongful act by the Fund or any of the Fund's trustees, officers, employees, or representatives, or by the Manager, its officers, employees or representatives, or from any actions by the Funds distributors or any representative of the Fund;
(iii) any action or claim against the Sub-Adviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund or shares issued by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Manager by the Sub-Adviser or which facts or information the Sub-Adviser failed to provide or disclose. With respect to any claim for which the Sub-Adviser shall be entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Sub-Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written undertaking from the Sub-Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent final determination by a court that the Sub-Adviser was not entitled to indemnification hereunder in respect of such claim.

         (b) The Sub-Adviser hereby agrees to indemnify the Manager, its affiliates and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Manager's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Sub-Adviser's or its agents' and employees' failure to perform its duties and assume its obligations hereunder, or from any failure of Sub-Adviser to meet the standard of care set forth in Section 6 of this Agreement, including any action or claim against the

Manager based on any alleged untrue statement or misstatement of a material fact made or provided by the Sub-Adviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund or shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Sub-Adviser to the Manager. With respect to any claim for which the Manager is entitled to indemnity hereunder, the Sub-Adviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Manager of investigating and/or defending any claim asserted or threatened by any party, subject always to the Sub-Adviser first receiving a written undertaking from the Manager to repay any amounts paid on its behalf in the event and to the extent of any subsequent final determination by a court that the Manager was not entitled to indemnification hereunder in respect of such claim.

              (c) In the event that the Sub-Adviser or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification (the "Indemnitee") shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought (the "Indemnitor") shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense of the Indemnitee therein with counsel reasonably satisfactory to the party seeking indemnification. The Indemnitor shall not in connection with any action or proceeding or separate but similar or related actions or proceedings in the same jurisdiction arising out of the same general allegation or circumstances, be liable for the fees or expenses of more than one separate firm of attorneys at any time for Indemnitees. After properly assuming the defense thereof, the Indemnitor shall not be liable hereunder to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The Indemnitor shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. The Indemnitee shall fully cooperate with the Indemnitor in the defense of any claim and any litigation or other legal proceedings resulting from the claim. The Indemnitee may participate in the defense of the claim and any litigation or other legal proceedings resulting from the claim. The Indemnitee may employ separate counsel to participate in such defense, and the fees and expenses of such counsel shall not be at the expense of the Indemnitee, but only if the employment thereof (a) has been specifically authorized in writing by the Indemnitor, which authorization shall not be unreasonably withheld and (b) relates to the defense of any claim or any litigation or other legal proceedings resulting from the claim to the extent the claim or any litigation or other legal proceedings resulting from the claim seeks injunctive, specific performance or other nonmonetary relief involving or affecting the business, operations or assets of the Indemnitee (or an Affiliate of the Indemnitee). The provisions of this Section 10 shall survive the termination of this Agreement.

     11. INDEPENDENT CONTRACTOR. Sub-Adviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Manager and their respective affiliates, agents and employees shall not be deemed agents of the Sub-Adviser and shall have no authority to bind Sub-Adviser.

     12. USE OF NAMES. (a) The Fund may, subject to sub-clause (b) below, use the name, "Brandes Investment Partners, L.P." ("Brandes") or the name of any principal of Brandes, or any component, abbreviation or other name derived therefrom for promotional purposes only for so long as this Sub-Advisory Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Sub-Adviser or such principal shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Sub-Adviser or any of its principals, or any derivative thereof, shall in no way prevent the Sub-Adviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. At the conclusion of this Sub-Advisory Agreement or in the event of any termination of this Sub-Advisory Agreement for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using each such name and any derivatives of said names for any purpose whatsoever.

          (b) The Manager and its affiliates on one hand, and the Sub-Adviser on the other, shall not publish or distribute, and the Manager shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public, any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Sub-Adviser or its affiliates on one hand and the Manager or its affiliates on the other, unless the other party shall have consented in writing to such references in the form and context in which they appear.

     13. CHANGE IN IDENTITY. The Sub-Adviser shall notify the Manager of any change in the identity or control of its general or limited partners promptly after such change occurs.

     14. MISCELLANEOUS.

          (a) This Sub-Advisory Agreement shall be governed by the laws of the State of Massachusetts (without regard to principles of conflicts of law), provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

          (b) The captions of this Sub-Advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     15. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time addressed to its President. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch; and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     16. ATTORNEYS' FEES. In the event of a material breach of this Agreement by any party hereto, the prevailing party, as determined by the trier of fact, shall be entitled to reasonable attorneys' fees and costs as determined by the court in such action, in addition to any other damages awarded.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year set forth above.

                                       PILGRIM INVESTMENTS, INC.


                                       By:
                                          --------------------------------------
                                       Title:


                                       BRANDES INVESTMENT PARTNERS, L.P.


                                       By:
                                          --------------------------------------
                                       Title:

                                                                      APPENDIX D

       SUB-ADVISORY AGREEMENT WITH J.P. MORGAN INVESTMENT MANAGEMENT INC.
                 (PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO)

                             SUB-ADVISORY AGREEMENT
                  PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO

     AGREEMENT made this __th day of September, 2000 by and between Pilgrim Investments, Inc., a Delaware Corporation (hereinafter the "Manager"), investment adviser for the Pilgrim VP Research Enhanced Index Portfolio (the "Fund"), a series of Pilgrim Variable Products Trust (the "Trust"), and J.P. Morgan Investment Management Inc., a Delaware corporation (hereinafter the "Sub-Adviser").

     WHEREAS, the Manager has been retained by the Trust, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Fund pursuant to an Investment Management Agreement dated this ___th day of September 2000 (the "Investment Management Agreement"); and

     WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Fund's shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Fund pursuant to this Sub-Advisory Agreement with the Manager and the Sub-Adviser is willing to perform such services for the Fund;

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual convenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

     1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF SUB-ADVISER. The Manager hereby authorizes Sub-Adviser to manage the investment and reinvestment of cash and investments comprising the assets of the Fund with power on behalf of and in the name of the Fund at Sub-Adviser's discretion; subject at all times to the supervision of the Manager and the Trustees of the Fund:

          (a) to direct the purchase, subscription or other acquisition of investments and to direct the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Fund, the Manager and the Custodian written reports of the composition of the portfolio of the Fund as often as the Trustees of the Fund shall reasonably require;

          (b) to make all decisions relating to the manner, method and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

          (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided that the Sub-Adviser shall have no other authority to direct the transfer of the Fund's funds or assets to itself or other persons and shall have no other authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

          (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Fund, or the Manager may give to the Sub-Adviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Manager or the Sub-Adviser (provided that such directions would not cause the Sub-Adviser to violate any fiduciary duties or any laws with regard to the Sub-Adviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular, the Manager shall have the right to request the Sub-Adviser to place trades through brokers and other agents of the Manager's choice, subject to the Sub-Adviser's judgment that such brokers or agents will execute such trades on the best overall terms available, taking into consideration factors the Sub-Adviser deems relevant including, without limitation, the price of the security, research or other services which render that broker's services the most appropriate for the Sub-Adviser's needs, the financial condition and dealing and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis; and provided further that nothing herein shall be construed as giving the Sub-Adviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

          The Manager shall monitor and review the performance of the Sub-Adviser under this Agreement, including but not limited to the Sub-Adviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

          The  Sub-Adviser   further  agrees  that,  in  performing  its  duties
hereunder, it will

          (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the current Prospectus and Statement of Additional Information for the Fund supplied to the Sub-Adviser by the Manager, and with any applicable procedures adopted by the Trustees in writing supplied to the Sub-Adviser by the Manager; (ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

              (a) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated strategies. In addition, the Sub-Adviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Sub-Adviser's own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

              (b) make available to the Fund's administrator, Pilgrim Group, Inc. (the "Administrator"), the Adviser, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager, the Administrator and the Fund in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

              (c) immediately notify the Manager and the Fund in the event that the Sub-Adviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Fund and the Manager immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Fund, Manager, Administrator, and their Affiliates shall likewise immediately notify the Sub-Adviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

     3. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Sub-Adviser shall be entitled to reimbursement on a monthly basis by the Manager of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as sub-adviser to the Fund. For the avoidance of doubt, the Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Sub-Adviser) including, without limitation:

          (a) the costs incurred by the Fund in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

          (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

          (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

          (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

          (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

          (f) the fees of any stock exchange or over-the-counter market on which shares of the Fund may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

          (g) the fees and expenses (if any) payable to Trustees;

          (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

          (i) the expenses of publishing details and prices of shares of the Fund in newspapers and other publications;

          (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

          (k) all Trustees communication costs; and

          (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. COMPENSATION. As compensation for the services provided by the Sub-Adviser under this Agreement, the Manager will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.20 of 1% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Funds Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this
Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Sub-Adviser's compensation is payable pursuant to this Section, the Sub-Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

     5. BOOKS AND RECORDS. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Sub-Advisory Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by the Manager in connection with the matters to which this Sub-Advisory Agreement relates, provided that nothing in this Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against liability to the Fund or to holders of the Fund's shares or to the Manager to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Sub-Advisory Agreement. As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services for the Fund.

     7. SERVICES NOT EXCLUSIVE. The Manager understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and, except as may be separately agreed to from time to time between the Manager and the Sub-Adviser, the Trust has no objection to the Sub-Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to allocate similar opportunities to sell securities. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Manager understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

     8. DURATION AND TERMINATION. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days written notice, by the Manager, by the Fund's Trustees, or by vote of holders of a majority of the Fund's shares. Until October 31, 2000, the Sub-Adviser may terminate this Agreement, without penalty, on six months written notice. Thereafter, the Sub-Adviser may terminate this Agreement, without penalty, on 60 days written notice. This Agreement will terminate automatically five business days after the Sub-Adviser receives written notice of the termination of the advisory agreement between the Fund and the Manager. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     9. AMENDMENTS. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Sub-Advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. INDEMNIFICATION.

          (a) The Manager hereby agrees to indemnify the Sub-Adviser and its affiliates from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Sub-Adviser failing to meet the standard of care required in Section 6 of this Sub-Advisory Agreement in the performance by the Sub-Adviser of, or its failure to perform, the services required hereunder), arising from the Manager's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Fund or any of the Fund's trustees, officers, employees, or representatives, or by the Manager, its officers, employees or representatives, or from any actions by the Fund's distributors or any representative of the Fund; any action or claim against the Sub-Adviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Manager by the Sub-Adviser or approved by the Sub-Adviser in the manner provided in paragraph 12(b) of this Agreement, or which facts or information the Sub-Adviser failed to provide or disclose. With respect to any claim for which the Sub-Adviser shall be entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Sub-Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written under-taking from the Sub-Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Sub-Adviser was not entitled to indemnification hereunder in respect of such claim.

          (b) The Sub-Adviser hereby agrees to indemnify the Manager, its affiliates and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation, to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Manager's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Sub-Adviser's (its affiliates and their respective agents and employees) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Sub-Advisory Agreement, or arising from failure to act in any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided by or with the consent of Sub-Adviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Sub-Adviser to the Manager. With respect to any claim for which the Manager is entitled to indemnity hereunder, the Sub-Adviser shall assume the reasonable expenses and costs
(including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Sub-Adviser first receiving a written undertaking from the Manager to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Manager was not entitled to indemnification hereunder in respect of such claim.

          (c) In the event that the Sub-Adviser or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

     11. INDEPENDENT CONTRACTOR. Sub-Adviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Manager and their respective affiliates, agents and employees shall not be deemed agents of the Sub-Adviser and shall have not authority to bind Sub-Adviser.

     12. USE OF NAME.

          (a) The Fund may, subject to sub-clause (b) below, use the name, "J.P. Morgan Investment Management Inc. or "J.P. Morgan" for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Sub-Adviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Sub-Adviser or J.P. Morgan shall in no way prevent the Sub-Adviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. The name and right to the name J.P. Morgan Investment Management Inc. or any derivation of the name J.P. Morgan shall at all times be owned and be the sole and exclusive property of J.P. Morgan and its affiliated entities. J.P. Morgan Investment Management Inc., by entering into this Agreement, is allowing the Fund to use the name J.P. Morgan Investment Management Inc. and/or J.P. Morgan solely by or on behalf of the Fund. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Sub-Adviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name J.P. Morgan Investment Management Inc. and/or J.P. Morgan of said name for any purpose whatsoever.

          (b) The Manager and its affiliates shall not publish or distribute, and shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Sub-Adviser or any of its affiliates, unless the Sub-Adviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Fund timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Fund, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Sub-Adviser shall be deemed to have consented to such disclosure.

     13. MISCELLANEOUS.

          (a) This Sub-Advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Manager and the Sub-Adviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of New York, located in New York, New York.

          (b) The captions of this Sub-Advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     14. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     15. NON-SOLICITATION. Manager, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Fund any persons or entities who are clients of or investors in any fund or investment vehicle managed by any entity owned or affiliated with J.P. Morgan Investment Management Inc.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year set forth above.

                                     PILGRIM INVESTMENTS, INC.


                                     By:
                                        ----------------------------------------
                                     Title:



                                     J.P.  MORGAN INVESTMENT MANAGEMENT INC.


                                     By:
                                         ---------------------------------------
                                     Title:

                                                                      APPENDIX E

           SUB-ADVISORY AGREEMENT WITH NAVELLIER FUND MANAGEMENT, INC.
                      (PILGRIM VP GROWTH + VALUE PORTFOLIO)

                             SUB-ADVISORY AGREEMENT
                       PILGRIM VP GROWTH + VALUE PORTFOLIO


     AGREEMENT made this ___th day of September, 2000 by and between Pilgrim Investments, Inc., a Delaware Corporation (hereinafter the "Manager"), investment adviser for the Pilgrim VP Growth + Value Portfolio (the "Fund"), a series of the Pilgrim Variable Products Trust (the "Trust"), and Navellier Fund Management, Inc., a Delaware corporation (hereinafter the "Sub-Adviser").

     WHEREAS, the Manager has been retained by the Trust, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the Fund pursuant to an amended Investment Management Agreement dated this ___th day of September, 2000 (the "Investment Management Agreement"); and

     WHEREAS, the Fund's Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, and the Fund's shareholders have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Fund pursuant to this Sub-Adviser Agreement with the Manager and the Sub-Adviser is willing to perform such services for the Fund;

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

     1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF SUB-ADVISER. The Manager hereby authorizes Sub-Adviser to manage the investment and reinvestment of cash and investments comprising the assets of the Fund with power on behalf of and in the name of the Fund at Sub-Adviser's discretion; subject at all times to the supervision of the Manager and the Trustees of the Fund:

          (a) to direct the purchase, subscription or other acquisition of investments and to direct the sale, redemption, and exchange of investments, subject to the duty to render to the Trustees of the Fund, the Manager and the Custodian written reports of the composition of the portfolio of the Fund as often as the Trustees of the Fund shall reasonably require;

          (b) to make all decisions relating to the manner, method and timing of investment transactions, to select brokers, dealers and other intermediaries by or through whom such transactions will be effected, and to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

          (c) to direct banks, brokers or custodians to disburse funds or assets solely in order to execute investment transactions for the Fund, provided that the Sub-Adviser shall have no authority to direct the transfer of the Fund's funds or assets to itself or other persons and shall have no authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

          (d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder; PROVIDED THAT any specific or general directions which the Trustees of the Fund, or the Manager may give to the Sub-Adviser with regard to any of the foregoing powers shall, unless the contrary is expressly stated therein, override the general authority given by this provision to the extent that the Trustees of the Fund may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Manager or the Sub-Adviser (provided that such directions would not cause the Sub-Adviser to violate any fiduciary duties or any laws with regard to the Sub-Adviser's duties and responsibilities), all or any of the same as they shall think fit and, in particular the Manager shall have the right to direct the Sub-Adviser to place trades through brokers other agents of the Manager's choice, subject to such brokers or agents executing such trades on a "best execution basis", i.e. at the best price and/or with research or other services which render that broker's services the most appropriate for the Sub-Adviser's needs, and further that the Sub-Adviser is satisfied that the dealing and execution quality of such brokers are satisfactory to the Sub-Adviser, and PROVIDED FURTHER that nothing herein shall be construed as giving the Sub-Adviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities or commodities for U.S. federal income tax purposes.

          The Manager shall monitor and review the performance of the Sub-Adviser under this Agreement, including but not limited to the Sub-Adviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

          The  Sub-Adviser   further  agrees  that,  in  performing  its  duties
hereunder, it will:

          (a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the Prospectus and Statement of Additional Information for the Fund, and with any applicable procedures adopted by the Trustees in writing and made available to Sub-Adviser,
(ii) manage the Fund in accordance with the investment requirements for regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (iii) direct the placement of orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

          (b) furnish to the Fund whatever non-proprietary reports the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Sub-Adviser will keep the Fund and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Sub-Adviser's own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

          (c) make available to the Fund's administrator, Pilgrim Group, Inc. (the "Administrator"), the Manager, and the Fund, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager, the Administrator and the Fund in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

          (d) immediately notify the Manager and the Fund in the event that the Sub-Adviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Sub-Advisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Sub-Adviser further agrees to notify the Fund and the Manager immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Fund, Manager, Administrator, and their Affiliates shall likewise immediately notify the Sub-Adviser if any of them becomes aware of any regulatory action of the type described in this subparagraph 2(d).

     3. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser shall pay all expenses associated with the management of its business operations in performing its responsibilities hereunder, including the cost of its own overhead, research, compensation and expenses of its directors, officers and employees, and other internal operating costs; provided, however, that the Sub-Adviser shall be entitled to reimbursement on a monthly basis by the Manager of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as subadviser to the Fund. For the avoidance of doubt, the Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Manager or the Sub-Adviser) including, without limitation:

          (a) the costs incurred by the Fund in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

          (b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

          (c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional any interest, fee or charge payable on or on account of any borrowing by the Fund;

          (d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

          (e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

          (f) the fees of any stock exchange or over-the-counter market on which the shares may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

          (g) the fees and expenses (if any) payable to Trustees;

          (h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

          (i) the expenses of publishing details and prices of shares in newspapers and other publications;

          (j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

          (k) all Trustees communication costs; and

          (l) all premiums and costs for Fund insurance and blanket fidelity bonds.

     4. COMPENSATION. As compensation for the services provided by the Sub-Adviser under this Agreement, the Manager will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to 0.35 of 1% of the Fund's average daily net assets. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this
Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Sub-Adviser's compensation is payable pursuant to this Section, the Sub-Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

     5. BOOKS AND RECORDS. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

     6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Sub-Advisory Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holder's of the Fund's shares or by the Manager in connection with the matters to which this Sub-Advisory Agreement relates, provided that nothing in this Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against liability to the Fund or to holders of the Fund's shares or to the Manager to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Sub-Advisory Agreement. As used in this Section 6, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services for the Fund.

     7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Sub-Advisory Agreement shall prevent the Sub-Adviser, its affiliates or its or their officers, directors and employees from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other investment advisory activities. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund; provided, however, that the Sub-Adviser is not required to recommend to the Fund the same investments it recommends to its other clients. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     8. DURATION AND TERMINATION. This Sub-Advisory Agreement shall continue in effect for a period of two years unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-Advisory Agreement may be terminated:
(a) at any time without penalty by the Fund or Manager upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Sub-Adviser, or
(b) by the Sub-Adviser without cause at any time without penalty, upon (60) days' written notice to the Fund or Manager. This Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Management Agreement.

     9. AMENDMENTS. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties, and no material amendment of this Sub-Advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

     10. INDEMNIFICATION.

          (a) The Manager hereby agrees to indemnify the Sub-Adviser from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Sub-Adviser failing to meet the standard of care required hereunder in the performance by the Sub-Adviser of, or its failure to perform, the services required hereunder), arising from the Manager's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including, but not limited to, any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Fund or any of the Fund's trustees, officers, employees, or representatives, or by the Manager, its officers, employees or representatives, or from any actions by the Fund's distributors or any representative of the Fund; any action or claim against the Sub-Adviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Manager by the Sub-Adviser or approved by the Sub-Adviser in the manner provided in paragraph 12(b) of this Agreement, or which facts or information the Sub-Adviser failed to provide or disclose. With respect to any claim for which the Sub-Adviser shall be entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Sub-Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written undertaking from the Sub-Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Sub-Adviser was not entitled to indemnification hereunder in respect of such claim.

          (b) The Sub-Adviser hereby agrees to indemnify the Manager, its affiliates and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys fees and costs or damages arising from the Manager's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Sub-Adviser's (its affiliates and their respective agents and employees) failure to perform its duties and assume its obligations hereunder, or from any wrongful act of Sub-Adviser or its failure to act in performing this Agreement, including any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided by or with the consent of Sub-Adviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made or provided by the Sub-Adviser to the Manager. With respect to any claim for which the Manager is entitled to indemnity hereunder, the Sub-Adviser shall assume the reasonable expenses and costs
(including any reasonable attorneys' fees and costs) of the Manager of investigating and/or defending any claim asserted or threatened by any party, subject always to the Sub-Adviser first receiving a written undertaking from the Manager to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Manager was not entitled to indemnification hereunder in respect of such claim.

          (c) In the event that the Sub-Adviser or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgment, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

     11. INDEPENDENT CONTRACTOR. Sub-Adviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Manager and their respective affiliates, agents and employees shall not be deemed agents of the Sub-Adviser and shall have not authority to bind Sub-Adviser.

     12. USE OF NAME.

          (a) The Fund may, subject to sub-clause (b) below, use the name, "Navellier Fund Management, Inc." or any component, abbreviation or other name derived therefrom for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Sub-Adviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Sub-Adviser, Navellier, or any derivative thereof, shall in no way prevent the Sub-Adviser or any of it shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connection with an entity or enterprise other than the Fund. The name and right to the name Navellier Fund Management, Inc. or any derivation of the name Navellier shall at all times be owned and be the sole and exclusive property of Louis Navellier and his affiliated entities. Navellier Fund Management, Inc., by entering into this Agreement, is allowing the Fund to use the name Navellier and/or derivatives thereof solely by or on behalf of the Fund. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Sub-Adviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name Navellier and/or any derivatives of said name for any purpose whatsoever.

          (b) The Manager and its affiliates shall not publish or distribute, and shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for and purchase shares of the Fund) or other document referring by name to the Sub-Adviser, unless the Sub-Adviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Fund timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Fund, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Sub-Adviser shall be deemed to have consented to such disclosure.

     13. MISCELLANEOUS.

          (a) This Sub-Advisory Agreement shall be governed by the laws of the State of Nevada, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Manager and the Sub-Adviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of Nevada, located in Reno, Nevada.

          (b) The captions of this Sub-Advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

     14. NOTICES. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

     15. ATTORNEYS' FEES. In the event of a material breach of this Agreement by any party hereto, the prevailing party, as determined by the trier of fact, shall be entitled to reasonable attorneys' fees and costs as determined by the court in such action, in addition to any other damages awarded.

     16. NON-SOLICITATION. Manager, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Fund any persons or entities who are clients of or investors in any fund or investment vehicle managed by any entity owned by Louis Navellier.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year set forth.

                                    PILGRIM INVESTMENTS, INC.




                                    By:
                                       -----------------------------------------
                                    Title:




                                    NAVALLIER FUND MANAGEMENT, INC.




                                    By:
                                       -----------------------------------------
                                    Title:

                                                                      APPENDIX F

                              INFORMATION REGARDING
                        BRANDES INVESTMENT PARTNERS, L.P.
                                       AND
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.


The following is a list of investment companies advised by Brandes Investment Partners, L.P. with investment objectives that are substantially similar to the investment objective of the International Value Portfolio:

                                                                             ADVISORY FEE AS A %
                                                                               OF AVERAGE DAILY
                 INVESTMENT COMPANY                      AMOUNT OF ASSETS         NET ASSETS
                 ------------------                      ----------------         ----------
Nations International Equity Value Fund                    $ 1.1 billion            0.50%
The M-Fund - Brandes International Equity Value Fund       $ 72 million             0.50%
Brandes Institutional International Equity Value Fund      $356 million             0.90%

The following is a list of investment companies advised by J.P. Morgan Investment Management Inc. with investment objectives that are substantially similar to the investment objective of the Research Enhanced Index Portfolio:

                                                                               ADVISORY FEE AS A %
                                                                                 OF AVERAGE DAILY
                      INVESTMENT COMPANY                 AMOUNT OF ASSETS           NET ASSETS
                      ------------------                 ----------------           ----------
Phoenix Edge Series Fund - J.P. Morgan Research            $125 million      0.25% on the first $100 million
Enhanced Index Fund                                                          0.20% on the balance
Endeavor Series Trust - Enhanced Index Portfolio           $170 million      0.35%
Pilgrim Mayflower Trust - Research Enhanced Index Fund     $250 million      0.70%

                                                                      APPENDIX G

                              OFFICERS OF THE TRUST

     The following persons currently are principal executive officers of the Trust (unless otherwise noted, the mailing address of the officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004):

     Robert W. Stallings, Chief Executive Officer and President. (Age 51) Chairman, Chief Executive Officer and President of Pilgrim Group, Inc.
     ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. and Pilgrim Securities, Inc. ("Pilgrim Securities") (since December
     1994); President and Chief Executive Officer of Pilgrim Funding, Inc. (since November 1999); and President and Chief Executive Officer of Pilgrim Capital Corporation (since October 1999) and its predecessors (since August
     1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the Pilgrim Funds.

     James R. Reis, Executive Vice President and Assistant Secretary. (Age 42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Senior Lending and Structured Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the other Pilgrim Funds. Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

     Stanley D. Vyner, Executive Vice President. (Age 49) President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc.

     James M. Hennessy, Executive Vice President and Secretary. (Age 51) Executive Vice President and Secretary (since October 1999), Pilgrim Capital Corporation and its predecessors (since April 1998). Executive Vice President (since April 1998) and Secretary (since April 1995), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital Corporation and its affiliates (April 1995 - April 1998). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 42) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds. He served in same capacity from January 1995 - April 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 37) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc.(February 1997 - August 1999). Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 32) Vice President, Pilgrim Investments (since August 1997), Accounting Adviser (since November
     1995). Vice President and Treasurer of most of the Pilgrim Funds.

     Kevin G. Mathews,  Senior Vice President and Senior Portfolio Manager. (Age
     41) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998).

     Mary Lisanti, Executive Vice President and Portfolio Manager. (Age 43) Executive Vice President and Chief Investment Adviser-Equities, Pilgrim Investments (since November 1999). Formerly Executive Vice President and Chief Investment Officer - Equities, Northstar Investment Management Corporation (June 1998 - October 1999).

                         PILGRIM VARIABLE PRODUCTS TRUST
                         GROWTH OPPORTUNITIES PORTFOLIO
                            GROWTH + VALUE PORTFOLIO
                              HIGH YIELD PORTFOLIO
                          INTERNATIONAL VALUE PORTFOLIO
                               MAGNACAP PORTFOLIO
                         MIDCAP OPPORTUNITIES PORTFOLIO
                        RESEARCH ENHANCED INDEX PORTFOLIO
                        SMALLCAP OPPORTUNITIES PORTFOLIO
             (EACH A "PORTFOLIO" AND COLLECTIVELY, THE "PORTFOLIOS")

The undersigned hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares held by him at the Special Meeting of Shareholders of the Pilgrim VP Growth Opportunities, Growth + Value, High Yield Bond, International Value, MagnaCap, MidCap Opportunities, Research Enhanced Index and SmallCap Opportunities Portfolios to be held at 9:30 a.m., local time, on August 18, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own.

Please indicate your vote by an "x" in the appropriate box below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1.  To elect eleven Trustees    For All   Against All   For all Except   Abstain
                                  [ ]         [ ]            [ ]           [ ]

    Nominees:  Al Burton               Walter H. May, Jr.   John R.  Smith
               Paul S. Doherty         Jock Patton          Robert W.  Stallings
               Robert B. Goode, Jr.    David W.C. Putnam    John G.  Turner
               Alan L. Gosule                               David W.  Wallace

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE THROUGH THAT NOMINEE'S NAME.

2.   For  shareholders of all the  Portfolios,  to approve a    For    Against   Abstain
     new Investment  Management  Agreement between Trust, on    [ ]      [ ]       [ ]
     behalf of the Portfolios and Pilgrim Investments,  Inc.
     ("Pilgrim Investments").

3(a) For shareholders of the Pilgrim VP International  Value    For    Against   Abstain
     Portfolio,  to  approve  a new  Sub-Advisory  Agreement    [ ]      [ ]       [ ]
     between  Pilgrim  Investments  and  Brandes  Investment
     Partners, L.P.

3(b) For  shareholders  of the Pilgrim VP Research  Enhanced    For    Against   Abstain
     Index   Portfolio,   to  approve  a  new   Sub-Advisory    [ ]      [ ]       [ ]
     Agreement  between Pilgrim  Investments and J.P. Morgan
     Investment Management, Inc.

3(c) For  shareholders  of the  Pilgrim  VP  Growth  + Value    For    Against   Abstain
     Portfolio,  to  approve  a new  Sub-Advisory  Agreement    [ ]      [ ]       [ ]
     between   Pilgrim   Investments   and  Navellier   Fund
     Management, Inc. For Against Abstain

4.   To ratify the appointment of PricewaterhouseCoopers LLP    For    Against   Abstain
     as  independent  auditors  for your  Portfolio  for the    [ ]      [ ]       [ ]
     fiscal year ending December 31, 2000.

5.   To transact  such other  business as may properly  come    For    Against   Abstain
     before the Meeting of Shareholders or any  adjournments    [ ]      [ ]       [ ]
     thereof

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

-------------------------------------------------------     --------------------
Signature                                                   Date


-------------------------------------------------------     --------------------
Signature (if held jointly)                                 Date